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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  ___________


                                   FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                                  ___________


  Date of Report (Date of earliest                          Commission File
  event reported) May 10, 2001                              Number 0-23155

                                TRIMERIS, INC.
                          (Exact name of registrant)


          Delaware                                     56-1808663
  (State of organization)                (I.R.S. Employer Identification Number)


        4727 University Drive, Suite 100, Durham, North Carolina  27707
             (Address of principal executive offices and zip code)

                                (919) 419-6050
                        (Registrant's telephone Number)


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ITEM 5. OTHER EVENTS

     Pursuant to the terms and conditions of the form of Purchase Agreement filed as Exhibit 99 to this Current Report, Trimeris, Inc. closed a private placement of 1,395,609 shares of common stock to new and current shareholders at a price per share of $33.00 on May 10, 2001.

ITEM 7. EXHIBITS

        Exhibit No.
        -----------

               99 Form of Purchase Agreement dated as of May 7, 2001 by and between Trimeris, Inc. and the Purchasers set forth on the signature page thereto.
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                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      TRIMERIS, INC.



                      By:     /s/ Dani P. Bolognesi
                          --------------------------------------------------
                           Dani P. Bolognesi
                           Chief Executive Officer and Chief Scientific Officer


Dated: May 11, 2001